UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 21, 2003

                              COMMUNITY BANKS, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                  Pennsylvania
                                  ------------
         (State or other jurisdiction of incorporation or organization)

                                   23-2251762
                                   ----------
                      (I.R.S. Employer Identification No.)

                                   No. 0-15786
                                  ------------
                            (Commission file number)


              750 East Park Drive, Harrisburg, Pennsylvania  17111
             ------------------------------------------------------
               (Address of Principal Executive Offices)   (Zip Code)


                                 (717) 920-1698
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.    Other Events.

         The following documents are filed as exhibits to this Form 8-K:

I.       Press release of Community Banks, Inc. dated January 21, 2003.
II.      Fiscal Insight - December 31, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Community Banks, Inc.
                                                    ---------------------
                                                        (Registrant)

Dated: January 21, 2003                         /s/    Donald F. Holt
                                                -----------------------------
                                                       Donald F. Holt
                                                Executive Vice President and
                                                    Chief Financial Officer


                                  EXHIBIT INDEX

Exhibit
Number   Description

99.1              Press Release of Community Banks, Inc. dated January 21, 2003.
99.2              Fiscal Insight - December 31, 2002.